UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 21, 2003

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                      1-10863                   13-3473472
(State or other jurisdiction        (Commission                 (IRS Employer
       of incorporation)            File Number)            Identification No.)

         631 SOUTH RICHLAND AVENUE, YORK PA                      17403
         (Address of principal executive offices)              (Zip Code)

         Registrant's telephone number, including area code  (717) 771-7890



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Item 5.  Other Events.

On October 21, 2003 York issued a press release announcing that Michael R. Young, Chief Executive Officer of York, will retire from that position and from the Board of Directors on February 9, 2004 and that he will be succeeded as Chief Executive Officer by C. David Myers, President.

Item 12.  Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition." None of its contents should be deemed incorporated by reference into any registration statement under the Securities Act of 1933.

On October 22, 2003, York issued a press release setting forth York's third quarter 2003 results. A copy of York's press release is attached as Exhibit 99.1 and is incorporated by reference.

The press release contains certain non-GAAP financial measures that are reconciled to the most directly comparable GAAP measures in the press release. Management believes that providing this additional information provides a transparent view of the performance of the core operations with and without the cost impact of the special items.


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Exhibit Index


99.1 Press release, dated October 22, 2003, issued by York International Corporation.


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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  York International Corporation
                                  (Registrant)


Date:  October 22, 2003           By:  /s/ M. David Kornblatt
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                                       M. David Kornblatt
                                       Chief Financial Officer

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